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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                December 8, 2005

                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                   000-32325                   73-1534474
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)

                                One Benham Place
                         9400 North Broadway, Suite 600
                             Oklahoma City, OK 73114
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:              (405) 600-0711


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 8, 2005, Diamond Blue Drilling Co. ("DB Drilling"), a new wholly-owned subsidiary of GMX Resources Inc. ("we", "us" or the "Company") acquired McLachlan Drilling Co. Rig No. 5, which had been under exclusive contract with the Company since April, 2005. As a result of the purchase, the existing one year drilling contract between the Company and McLachlan was terminated. We delivered a $5.1 million note payable January 2, 2005 with interest at 7% to acquire Rig. No. 5, which note is secured by the rig. Payment of the note will be funded by existing cash or an advance under our credit facility. We plan to use the new rig to drill Cotton Valley wells on our 100% owned acreage in East Texas and anticipate that use of our own rig will reduce our overall drilling and completion costs.

     In connection with the rig purchase, we executed an interim agreement with Hibernia National Bank amending our existing credit facility to permit the organization of DB Drilling, the purchase of the rig and permitting us to invest up to $12 million in the subsidiary.

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     As noted above, upon the acquisition of the rig on December 8, 2005, the one year drilling contract between the Company and McLachlan Drilling Co. dated April 6, 2005 was terminated.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     See Item 1.01 for a description of the Company's acquisition of a drilling rig from McLachlan Drilling Co.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     See Item 1.01 for a description of the Company's note to McLachlan Drilling Co.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index for exhibits included with this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GMX RESOURCES INC.

Date: December 12, 2005        By: /s/ Ken L. Kenworthy, Sr.
      --------------------         ---------------------------------------
                                   Ken L. Kenworthy Sr., Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.     Description
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10.1            Asset Purchase Agreement dated December 8, 2005 between GMX
                Resources Inc. and McLachlan Drilling Co.

10.2 Waiver Agreement dated December 6, 2005 between GMX Resources Inc. and Hibernia National Bank





























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